UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANTTO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 29, 2007
TRW Automotive Holdings Corp.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-31970	81-0597059

(Commission File Number)	(IRS Employer Identification No.)

12001 Tech Center Drive, Livonia, Michigan	48150

(Address of Principal Executive Offices)	(Zip Code)
(734) 855-2600

(Registrant’s Telephone Number, Including Area Code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 8.01. OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits
SIGNATURE
Underwriting Agreement, dated May 29, 2007
Third Amended & Restated Stockholders Agreement
Press Release, dated May 29, 2007

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On May 29, 2007, TRW Automotive Holdings Corp. (the “Company”) entered into a Third Amended and Restated Stockholders Agreement (the “Third Restated Agreement”) with Automotive Investors L.L.C, an affiliate of The Blackstone Group L.P. (“AI LLC”), which restated AI LLC’s registration rights as set forth in the Second Amended and Restated Stockholders Agreement dated as of January 28, 2004 among the Company, AI LLC and an affiliate of Northrop Grumman Corporation (the “Second Restated Agreement”). The Third Restated Agreement deleted provisions in the Second Restated Agreement that were no longer relevant.
ITEM 8.01. OTHER EVENTS.
     On May 29, 2007, the Company, AI LLC and certain management stockholders entered into an underwriting agreement (the “Underwriting Agreement”) with Banc of America Securities LLC (the “Underwriter”) pursuant to which AI LLC and certain executive officers of the Company agreed to sell to the Underwriter 11,000,000 shares of the Company’s common stock in a registered public secondary offering (the “Offering”) pursuant to the Company’s shelf registration statement on Form S-3 (the “Registration Statement”) filed on November 6, 2006 (File No. 333-138457). The Company is filing the Underwriting Agreement as Exhibit 1.1 to this report. By the filing of this report, the Company is causing this exhibit to be incorporated by reference herein and into the Registration Statement.
     In addition, on May 29, 2007, the Company issued a press release filed herewith as Exhibit 99.1 announcing the Offering.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated May 29, 2007 among TRW Automotive Holdings Corp., Banc of America Securities LLC and the Selling Stockholders named therein
10.1	Third Amended and Restated Stockholders Agreement dated as of May 29, 2007 between TRW Automotive Holdings Corp. and Automotive Investors L.L.C.
99.1	Press Release of TRW Automotive Holdings Corp. dated May 29, 2007

TRW AUTOMOTIVE HOLDINGS CORP.
Dated: June 1, 2007	By:	/s/ Joseph S. Cantie
Joseph S. Cantie
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated May 29, 2007 between TRW Automotive Holdings Corp., Banc of America Securities LLC and the Selling Stockholders named therein
10.1	Third Amended and Restated Stockholders Agreement dated as of May 29, 2007 between TRW Automotive Holdings Corp. and Automotive Investors L.L.C.
99.1	Press Release of TRW Automotive Holdings Corp. dated May 29, 2007